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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                  July 13, 2001

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                             XBOX TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                      0-27928                  41-1528120
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                     Identification Number)


         Comerica Bank Building
  1800 N.W. Corporate Blvd., Suite 101
         Boca Raton, FL 33431                                     55344-3733
(Address of principal executive offices)                          (Zip Code)

                                 (561) 372-0505
                (Company's telephone number, including area code)



                                 Not applicable.
          (Former name or former address, if changed since last report)



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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         a-b. FINANCIAL STATEMENTS OF BUSINESS ACQUIRED/PRO-FORMA FINANCIAL INFORMATION.

                  Under regulation S-X, the Company is not required to file financial statements or pro-forma information with respect to the transaction described in this filing.

         c.       EXHIBITS.

                  2.1 Agreement and Plan of Merger by and among XBOX Technologies, Inc., You Acquisition, Inc. and YOUpowered, Inc. dated July 5, 2001 (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K dated July 6, 2001 (File No. 333-00852-C)).

                  99.1 Press release dated July 16, 2001 (incorporated be reference to Exhibit 99.1 to the Company's Current Report on Form 8-K dated July 13, 2001 (File No. 333-00852-C)).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            XBOX TECHNOLOGIES, INC.


                                            By:  /s/ Frank van Luttikhuizen
                                               ---------------------------------
                                                 Frank van Luttikhuizen
                                                 Interim Chief Financial Officer

Dated:  September 27, 2001


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                              INDEX TO EXHIBITS

Exhibit No.     Description                        Method
----------      -----------                        ------

2.1             Agreement and Plan of Merger       Incorporated by reference
                dated July 5, 2001 by and among    to Exhibit 99.1 to the
                XBOX Technologies, Inc.,           Company's Current Report on
                You Acquisition, Inc. and          Form 8-K dated July 6, 2001
                YOUpowered, Inc.                   (File No. 333-00852-C).

99.1            Press release dated July 16,       Incorporated by reference
                2001                               to Exhibit 99.1 to the
                                                   Company's Current Report on
                                                   Form 8-K dated July 13,
                                                   2001 (File No. 333-00852-C).